Exhibit 99.1

AVCtechnologies Announces Significant Projected Revenue Growth of Kandy, its Cloud Communications Platform

ATLANTA, Dec. 08, 2021 (GLOBE NEWSWIRE) -- American Virtual Cloud Technologies, Inc. (AVCtechnologies) (Nasdaq: AVCT) today announced that it projects revenues of its Kandy Business Unit to grow from $14.3 million in 2020 to approximately $18.8 million in 2021 and in excess of $37 million in 2022. The significant projected growth is driven by 505% year-over-year subscriber growth (90% CAGR) from January 2019 to today.

AVCtechnologies delivers a full suite of cloud-based Unified Communications as a Service (UCaaS) capabilities to its cloud customers through its carrier-grade Kandy Business Solutions including Cloud PBX, Smart Office UC Clients, Collaboration, Contact Center, and SIP Trunks. The projected annual growth of the Kandy Business Unit comes as a result of deeper penetration with existing service provider and enterprise customers including IBM, AT&T, and Etisalat and expansion into new customer relationships.

“AVCtechnologies is positioned to gain market share as a premier white-label cloud communications provider, checking the CPaaS, CCaaS & UCaaS boxes, while also capitalizing on direct to enterprise capabilities,” said Darrell J. Mays, CEO of AVCtechnologies.

Larry Mock, AVCtechnologies’s Board Chair, said “These market, customer, and product achievements are why I have repeatedly invested in AVCT and its predecessor companies since 2011, why I have never sold a share of the company’s stock, and why I continue to believe in the opportunity.”

AVCtechnologies previously announced a strategic focus on acquisitions and organic growth in its cloud technologies business as well as to explore strategic opportunities for its IT solutions business, including the planned divestiture of Computex Technology Group (Computex).

Please refer to our recent presentation at https://www.ir.avctechnologies.com/investors/presentations/

About American Virtual Cloud Technologies, Inc.

American Virtual Cloud Technologies, Inc. (“AVCtechnologies”; Nasdaq: AVCT) is a premier global IT solutions provider offering a comprehensive bundle of services including unified cloud communications, managed services, cybersecurity, and enhanced connectivity. Our mission is to provide global technology solutions with a superior customer experience. In 2020, American Virtual Cloud Technologies, Inc., acquired Computex Technology Group and Kandy Communications. For more information, visit https://www.avctechnologies.com.

Caution Regarding Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics, the Company’s plans to divest Computex Technology Group and to identify and/or complete suitable acquisitions, and planned future growth. The Company’s actual results or outcomes and the timing of certain events may differ significantly from those discussed in any forward-looking statements, including as a result of the uncertainty associated with being able to identify, evaluate and complete any strategic transaction, the impact of any strategic transaction that may be pursued on the Company’s business, including its financial and operating results and its employees and clients. These statements are based on various assumptions and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in the Company’s clients’ preferences, prospects and the competitive conditions prevailing in the industries in which the Company operates; the Company’s substantial indebtedness; risks associated with the potential effects of COVID-19 on the Company’s business; risks that the recently-acquired Kandy Communications business will not be integrated successfully; ability to retain key personnel; the potential impact of consummation of the Kandy Communications acquisition on relationships with third parties, including customers, employees and competitors; conditions in the capital markets; and those factors discussed in the Company’s amended annual report on Form 10-K filed with the SEC on May 14, 2021 under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this report. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements.

AVCT Contact: info@avctechnologies.com